UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 5, 2009

UAL CORPORATION

UNITED AIR LINES, INC.

(Exact name of registrant issuer as specified in its charter)

Delaware Delaware	001-06033 001-11355	36-2675207 36-2675206
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

77 W. Wacker Drive, Chicago, IL	60601
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 997-8000

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01.	Financial Statements and Exhibits.

Exhibit 23.1, Exhibit 23.2 and Exhibit 23.3 are incorporated by reference into the Registration Statement on Form S-3ASR (333-143865) of United Air Lines, Inc. and UAL Corporation as exhibits thereto and are filed as part of this Current Report on Form 8-K.

Exhibit No.	Description

23.1*	Consent of Morten Beyer & Agnew, Inc.

23.2*	Consent of BK Associates, Inc.

23.3*	Consent of Aircraft Information Services, Inc.

*	Filed herewith electronically.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UAL CORPORATION UNITED AIR LINES, INC.

By:	/s/ KATHRYN A. MIKELLS
Name:	Kathryn A. Mikells
Title:	Executive Vice President and
Chief Financial Officer

Date: October 5, 2009

EXHIBIT INDEX

Exhibit No.	Description

23.1*	Consent of Morten Beyer & Agnew, Inc.

23.2*	Consent of BK Associates, Inc.

23.3*	Consent of Aircraft Information Services, Inc.

*	Filed herewith electronically.

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